May 2022 Investor Presentation Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that PHX Minerals Inc. (“PHX” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “adjusted EBITDA” as earnings before interest, taxes, depreciation and amortization, or EBITDA, excluding unrealized gains (losses) on derivatives and gains (losses) on asset sales and including cash receipts from (payments on) off-market derivatives and restricted stock and deferred directors’ expense. PHX defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. PHX references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC.

Investment Considerations

Source: Company information and Enverus 1 As of 3/31/2022 2 See Slide 21 for non-GAAP reconciliation 3 PROB and POSS inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestitures completed through 3/31/2022 4 Proved Reserves per 3/31/2022 CGA MY22 report, using 3/31/2022 effective date, 3/31/2022 strip price of WTI/HH 2022: $93.39/$5.69, 2023: $83.58/$4.43, 2024: $77.27/$3.75, 2025: $72.83/$3.74, 2026: $69.73/$3.82, 2027: $67.86/$3.91, 2028: $66.81/$4.01, 2029: $66.4/$4.15, 2030: $66.47/$4.32, 2031: $66.78/$4.43, 2032+: $67.21/$4.56. 5 Provided by Enverus as of 3/31/2022 Company Overview By Volume By PV-10 Key Statistics Reserve Summary4 2Q22 Production (MMcfe/d)1 Proved Reserve Split4 27.3 27.3

Mineral Position Overview Over 70%1 of PHX’s net mineral position is currently unleased Provides opportunity to generate additional cash flow from lease bonus payments and royalties without spending additional capital PHX has an active program in place to monetize and high-grade these acres Focused mineral position in the SCOOP and Haynesville drive near term growth Source: Company information and Enverus As of 3/31/2022 As determined by Wells in Progress & Permits Top Operators of PHX Minerals2

Reserves Value Summary SEC Pricing 3 $100/$6.00 Flat Pricing5 Strip Pricing4 $288 $340 $497 1 Proved Reserves per 3/31/2022 CGA MY22 report using a 3/31/2022 effective date 2 Probable and Possible Reserves per 9/30/2021 D&M YE21 report proforma acquisitions and divestitures completed through 3/31/2022 using a 3/31/2022 effective date. Probable and Possible locations scheduled out approximately 15 years 3 3/31/2022 SEC price deck of $75.00 per bbl of oil, $31.44 per bbl of NGL, $4.24 per mcf of gas (proved volume weighted average price) 4 3/31/2022 STRIP price of WTI/HH 2022: $93.39/$5.69, 2023: $83.58/$4.43, 2024: $77.27/$3.75, 2025: $72.83/$3.74, 2026: $69.73/$3.82, 2027: $67.86/$3.91, 2028: $66.81/$4.01, 2029: $66.4/$4.15, 2030: $66.47/$4.32, 2031: $66.78/$4.43, 2032+: $67.21/$4.56. 5 Flat price deck of $100.00 WTI /$6.00 HH 6 PV-10 less net debt of $22.3 MM as of 3/31/2022 divided by total shares outstanding as of 3/31/2022

Royalty Interest Inventory by Basin Gross Undeveloped Locations Note: Inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestitures completed through 3/31/2022 As of 3/31/2022 Average net interest on Wells in Progress and Permits are internal estimates and subject to confirmation from operator PROB categorization is due to unknown development timing and not related to expected well performance or incremental risk Other undeveloped inventory is largely comprised of Western Anadarko Assets & Permian Basin 3,740 3,740

Continued Replenishment of Drilling Inventory Note: WIPs includes wells that are Drilling and DUCs Includes Permits, PROBs, POSS and Contingent Includes wells changed to SI, TA or P&A Net WIP Conversions Fiscal Q2 20221 Gross WIP Conversions Fiscal Q2 20221 2 2 The majority of conversions were in SCOOP (35 gross wells) and Haynesville (31 gross wells) 3 3

Continued Replenishment of Drilling Inventory Note: WIPs includes wells that are Drilling and DUCs Includes Permits, PROBs, POSS and Contingent Includes wells changed to SI, TA or P&A Net WIP Conversions Fiscal 2022 YTD1 Gross WIP Conversions Fiscal 2022 YTD1 2 2 New Wells in Progress are replenishing inventory converted to Proved Developed Producing 3 3

Acquisition Summary Q1 2021 through Q2 2022 Acquisitions total over $54 million Acquisitions by Basin by Quarter % of Net Wells by Type at end of FYE 2021 YTD ‘22 Acquisition Net Well by Type % of Net Wells by Type at end of Q2 ’22 + = Focused on highest quality rock in the SCOOP and Haynesville plays Targeting a mix of production, near term development opportunities via wells in progress and near term drilling development $17.8M in acquisitions in SCOOP and $36.3M in Haynesville since Q1 of 2021

Acquisition History – SCOOP Acquisitions targeting the highest return inventory, controlled by premier operators with solvent balance sheets to ensure continuous development Source: Company information and Enverus At time of respective acquisition Map of active rigs as of 3/31/2022 SCOOP Acquisitions – Since Q1 2021

Acquisition History - Haynesville Acquisitions targeting concentrated tracts delivering high NRIs with multiple WIPs for near term growth in cash flow and investor returns Source: Company information and Enverus At time of respective acquisition Map of active rigs as of 3/31/2022 Haynesville Acquisitions – Since Q1 2021

Key Statistics1 Top Operators5 Net Mineral Acres1 7,304 2.68 Core NMA2 Prod.1 Portfolio Contribution PHX SCOOP Position Net Production (MMcfe/d)1 Note: As of Quarter ended 3/31/2022 Excludes unleased acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2022 As determined by Wells in Progress & Permits

Springboard III Area of Interest WOODFORD DENSITY UNIT 8 WELLS/DSU SYCAMORE DENSITY UNIT(S) 4 WELLS/DSU Source: Company info and Enverus Enverus Mid-Continent Scout 2/24/2022 Vol. 10 No. 02 As of 3/31/2022 WIPs includes wells that are Drilling and DUCs Active natural gas and oil horizontal permits filed Data from Enverus as of 3/31/2022 NRIs are internal estimates and subject to confirmation from operator

Key Statistics1 Top Operators5 Net Mineral Acres1 2,628 7.88 Core NMA2 Portfolio Contribution PHX Haynesville Position Net Production (MMcfe/d)1 Prod.1 Note: As of Quarter Ended 3/31/2022 Excludes unleased acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2022 As determined by Wells in Progress & Permits

North Haynesville Area of Interest

- Operators are drilling 3-5 wells per unit, and a positive indication of near term volumes and cashflows
- Key Operators: Blue Dome, Trinity, Rockcliff, Comstock, Paloma, Chesapeake
- Primary Target - Haynesville Shale
- PHX N HSVL AOI Ownership[1]:
  - 2,411 Net Royalty Acres
- Gross Wells In Progress[2]: 40
- Gross Active Permits[3]: 12
- Gross Active Rigs[4]: 28

PHX New High NRI Units

TRINITY OPERATING | BLOUNT 15-22 UNIT | 3 WELLS

1st Prod	12/2021 – 3 Months	PHX NRI[5]	0.52%
AVG IP	21,429 Mmcf/d	AVG CUM	1.38 BCF
AVG LL	10,061'	AVG CUM/FT	137 MCF/FT

BLUE DOME | PINEHILLS DSU | 4 WELLS

1st Prod	1/2022	PHX NRI[5]	4.11%
AVG IP24	21.5 Mmcf/d		
AVG LL	9,902'		

PALOMA | BAREMORE EST 11H 001 & 002-ALT | 2 WELLS

1st Prod	12/2021 – 8 Months	PHX NRI[5]	3.40%
AVG IP24	26.5 Mmcf/d	AVG CUM270	3.5 BCF
AVG LL	4,577'	AVG CUM/FT	765 MCF/FT


Rig
Permits
WIPs
1st Prod TTM
Spud or Completed TTM
HSVL AOI
PHX Ownership
TX
LA
Harrison
Caddo
Panola
De Soto

PHX MINERALS

Source: Company info and Enverus
1 As of 3/31/2022
2 WIPs includes wells that are Drilling and DUCs
3 Active natural gas and oil horizontal permits filed
4 Data from Enverus as of 3/31/2022
5 NRIs are internal estimates and subject to confirmation from operator

16

Haynesville – A Premier Gas Basin US natural gas demand is expected to increase by over 10 Bcf/d by 2025 Long-term natural gas price support from continued capital discipline in the sector, increased demand from power generation and industrial demand Appalachian gas pipeline constraints limit long term growth prospects Surging LNG Demand Current ~12 Bcf/d of LNG export capacity is fully utilized at record levels Additional capacity of 4.4 Bcf/d is currently under construction and is expected to come online by 2025 LNG provides producers the opportunity to supply gas to premium markets across the globe Source: Company announcements and public data EIA: Annual Energy Outlook 2022

Haynesville – Historical and Future Development Key Points In 2021, natural gas production in the Haynesville region in Louisiana and Texas grew by 1.4 Bcf/d to 13.2 Bcf/d Bigger fracs have decreased inventory risk across the play and added years of additional inventory life to the play Enverus is forecasting Haynesville growth to ease in 2023-2024 due to a slowdown in new LNG facilities before accelerating again in 2025 when those LNG developments are expected to come online Source: Company information and Enverus as of 3/31/2022

Royalty Cash Flow Driving Shareholder Value Oil & Gas Sales and Realized Price Adjusted EBITDA1 Adjusted Pre-tax NI2 Return on Capital Employed3 Source: Company filings Calculated as net income excluding non-cash gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A and cash receipts from/payments on off-market derivatives. Pre-tax net income adjusted to exclude unrealized gain on derivatives, non-cash impairments, cash receipts from/payments on off-market derivatives and gains(losses) on asset sales. Annualized EBIT excluding unrealized mark to market on hedges and gain/loss on sale divided by average debt and equity during the quarter. $ in millions and $ / Mcfe $ in millions $ in millions

Stable Balance Sheet & Ample Liquidity Source: Company filings See prior page. Calculated as working capital (current assets less current liabilities excluding current derivatives) and availability on the borrowing base. Total Debt Debt/Adjusted EBITDA1 (TTM) Percentage Drawn on Credit Facility Advanced Rate $ in millions Liquidity2 $ in millions

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Hedge Position as of May 6, 2022 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl Hedging Program Reduces Risk, Protects Returns

Why Invest in PHX? 1 2 3 4 5

Appendix

Company Leadership

Key Statistics1 Top Operators5 Net Mineral Acres1 5,813 3.75 Core NMA2 Portfolio Contribution STACK Position Net Production (MMcfe/d)1 Prod. 1 STACK Note: As of quarter ended 3/31/2022 Excludes unleased acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2022 As determined by Wells in Progress & Permits

10,790 3.08 Portfolio Contribution Arkoma Stack Position Top Operators5 Core NMA2 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)1 Prod.1 Note: As of quarter ended 3/31/2022 Excludes unleased acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2022 As determined by Wells in Progress & Permits

3,102 1.05 Portfolio Contribution Bakken/Three Forks Position Top Producers5 Core NMA2 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)1 Prod.1 Note: As of quarter ended 3/31/2022 Excludes unleased acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2022 As determined by Wells in Progress & Permits

9,867 4.67 Portfolio Contribution Fayetteville Position Top Operators5 Core NMA12 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)1 Prod.1 Note: As of quarter ended 3/31/2022 Excludes unleased acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 3/31/2022 As determined by wells on Production